John Hancock Funds II

Supplement dated June 26, 2013 to the current Summary Prospectus

Strategic Income Opportunities Fund (the “Fund”)

The following information supplements the portfolio manager information in the Fund Summary section of the prospectus under the heading “Portfolio management.”

John F. Iles will retire as portfolio manager effective July 1, 2013. Mr. Iles will remain with the firm, assisting with the transition, until July 31, 2013. Accordingly, all references to John F. Iles as a portfolio manager on the investment management team of the Fund are removed from the Prospectuses for all share classes of the Fund. Thomas C. Goggins and Daniel S. Janis, III will continue as portfolio managers of the Fund.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.